UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2014

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On February 20, 2014 (the “Effective Date”), IFMI, LLC (“IFMI”), a Delaware limited liability company and a majority owned subsidiary of Institutional Financial Markets, Inc., a Maryland corporation (“Parent”), and certain of its subsidiaries and affiliates entered into the Securities Purchase Agreement (the “Purchase Agreement”) with (i) an investment vehicle (“Purchaser”) formed in connection with the transactions contemplated by the Purchase Agreement and managed by Taro Masuyama (“Masuyama”) and Malcolm MacLean (“MacLean”), the senior members of the management team of the Star Asia business, (ii) for purposes of Section 7.1 of the Purchase Agreement only, Masuyama and MacLean, and (iii) for purposes of Section 7.2 of the Purchase Agreement only, Parent and Daniel G. Cohen, the Vice Chairman of Parent’s board of directors and of the board of managers of IFMI, President and Chief Executive of Parent’s European Business, and President of Cohen & Company Financial Limited, Parent’s wholly owned subsidiary.

Pursuant to the Purchase Agreement, IFMI and its subsidiaries sold to Purchaser IFMI’s entire Star Asia business, which consisted of IFMI’s:

•	28% interest in Star Asia Finance, Limited, an entity formed in 2007 to invest in Asian commercial real estate debt and equity (“SAF”);

•	100% interest in Star Asia Management Ltd., the external manager of SAF;

•	2.2% interest in Star Asia Japan Special Situations LP (“SAJSS I”);

•	33.3% interest in Star Asia Advisors Ltd., the external manager of SAJSS I;

•	33.3% interest in Star Asia Partners Ltd., the general partner of SAJSS I; and

•	33.3% interest in Star Asia Capital Management, LLC, the manager of the entity that owns a portfolio of multifamily residential properties located in Japan.

The purchase price for the Star Asia business consists of $20,043,320 and payments equal to fifteen percent of the business revenue of certain of the Star Asia business management companies for the period beginning February 1, 2014 through March 31, 2014 and for each calendar quarter thereafter through, subject to certain limited exceptions that could extend the following date, the later of (i) January 31, 2018, and (ii) the end of the Term (as defined in the Purchase Agreement). Of the $20,043,320 purchase price, Purchaser paid to IFMI $13,382,365 on the Effective Date. Purchaser is required to pay IFMI $6,660,955 when final payment is due under the Purchase Agreement, which is expected to be no later than February 26, 2014. IFMI determined that the purchase price paid for the Star Asia business was reasonable based on the carrying value of the Star Asia investment assets and the projected cash flows of the Star Asia management companies.

The Purchase Agreement contains limited representations, warranties and covenants as well as standard indemnification provisions. The Purchase Agreement also contains customary releases.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2014, Parent issued a press release announcing IFMI’s entry into the Purchase Agreement as well as Parent’s preliminary operating results for the quarter and full year ended December 31, 2013.

As Parent’s audit has not yet been completed for the full fiscal year ended December 31, 2013, the results presented in the press release are estimates and preliminary and, therefore, actual results may differ materially from these estimates. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K and under the heading “Fourth Quarter and Full-Year 2013 Preliminary Operating Results” in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this Current Report on Form 8-K and the exhibits attached hereto, including, but not limited to, statements regarding Parent’s preliminary fiscal year 2013 operating results, are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of Parent’s future financial performance based on its growth strategies and anticipated trends in its business. These statements are based on Parent’s current expectations and projections about future events. There are important factors that could cause Parent’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in Parent’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov and Parent’s website at www.IFMI.com/sec-filings. Such factors include the following: (a) a decline in general economic conditions or the global financial markets, (b) losses caused by financial or other problems experienced by third parties, (c) losses due to unidentified or unanticipated risks, (d) a lack of liquidity, i.e., ready access to funds for use in Parent’s businesses, (e) the ability to attract and retain personnel, (f) litigation and regulatory issues, (g) competitive pressure, (h) an inability to generate incremental income from acquired businesses, (i) unanticipated market closures due to inclement weather or other disasters, (j) failure to receive the final payment under the Purchase Agreement, and (k) adjustments to Parent’s fiscal year 2013 operating results. As a result, there can be no assurance that the forward-looking statements included in this Current Report on Form 8-K and the exhibits attached hereto will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this communication might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and Parent does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Securities Purchase Agreement, dated February 20, 2014, by and among IFMI, LLC, Cohen Asia Investments Ltd., Dekania Investors, LLC, Star Asia Management Ltd., Star Asia Capital Management, LLC, Star Asia Advisors Ltd., Star Asia Advisors II Ltd., Star Asia Partners Ltd., Star Asia Partners II Ltd., an investment vehicle managed by Taro Masuyama and Malcolm MacLean, for purposes of Section 7.1 thereof only, Taro Masuyama and Malcolm MacLean, and, for purposes of Section 7.2 thereof only, Institutional Financial Markets, Inc. and Daniel G. Cohen. Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Institutional Financial Markets, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

99.1**	Press release, dated February 20, 2014, announcing IFMI, LLC’s disposition of its Star Asia group and Institutional Financial Markets, Inc.’s financial results for the fourth quarter and year ended December 31, 2013.

*	Filed electronically herewith.
**	The information under the heading “Fourth Quarter and Full-Year 2013 Preliminary Operating Results” is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: February 20, 2014	By:	/s/ Joseph W. Pooler, Jr.
Joseph W. Pooler, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

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